EUROBANCSHARES, INC.

EuroBancshares, Inc.

NASDAQ: EUBK

September 2004

Forward Looking Statements

This presentation may include forward-looking statements. These forward-looking statements include comments with respect to our objectives and strategies, and the results of our operations and our business.

However, by their nature, these forward-looking statements involve numerous assumptions, uncertainties and opportunities, both general and specific. The risk exists that these statements may not be fulfilled. We caution readers of this presentation not to place undue reliance on these forward-looking statements as a number of factors could cause future company results to differ materially from these statements.

Forward-looking statements may be influenced in particular by factors such as fluctuations in interest rates and stock indices, the effects of competition in the areas in which we operate, and changes in economic, political, regulatory and technological conditions. We caution that the foregoing list is not exhaustive.

When relying on forward-looking statements to make decisions, investors should carefully consider the aforementioned factors as well as other uncertainties and events.

Company Overview

- Headquarters: San Juan, PR
- Total Assets: $1.969 Billion
- Loans & Leases: $1.366 Billion
  (Net of Unearned)
- Branches: 21
- Deposits: $1.381 Billion
- Equity: $152.9 Million


EuroBancshares, Inc.
EuroBank
EBS Overseas (IBE)
EuroSeguros

EuroBank:

- Commercial Banking
- Leasing
- Mortgage
- Trust & Wealth Management
- BT International (IBE)

EuroSeguros:

- Automobile
- Property & Casualty
- Guaranteed Auto Protection

Note: Pro forma for BankTrust acquisition

Experienced Executive Leadership

- Average experience: 28 years

Executive	Title	Experience	Joined EuroBank
Rafael Arrillaga-Torréns, Jr.*	Chairman, President and CEO	29	1979
Yadira R. Mercado	EVP and CFO and Corporate Secretary	24	1991
Jorge E. Sepúlveda-Estrada	SVP and Treasurer	30	1993
James I. Thompson	EVP, Risk Management and Chief Lending Officer	44	1999
Luis S. Suau Hernandez	SVP, San Juan-Metropolitan Area	30	1997
Fausto Peña Villegas	SVP, Northern Region	29	2001
Ricardo X. Pou Vendrell	SVP, Southern Region	10	2003
Roberto Carreras Sosa	SVP, Eastern Region	28	2002
Jaime Noble Fernández	SVP, EuroLease	31	1999

*Joined EuroBank in 1979 as a director, became Chairman in 1993, and CEO in 1994

Our Strategy

- Focus on a target market – small to middle market businesses, real estate development companies and the owners, executives, and employees of these businesses
- Community bank strategy
  - Provide all of the conveniences and products of our larger competitors, but provide superior service
- Expansion of branch franchise through de novo opportunities
- Prudently and opportunistically utilize our under-leveraged IBE as the interest rate environment improves
- Maintain strong earnings growth and profitability
- Maintain our strong asset quality
- Strategic, accretive acquisitions

Branch Distribution Network

- Currently operate a network of 21 branches
- Plan to open 6 additional branches by 2007
- Intend to have a branch located within a convenient drive of approximately 80% of the population of Puerto Rico



Atlantic Ocean
Grande de Manatí
Isabela
Arecibo
Quebradillas
Barceloneta
Vega Baja
Levittown
Cataño
San Juan
Manatí
Vega Alta
Carr 22
Carr 2
Aguadilla
Bayamón
Guaynabo
Carolina
Río Grande
Luquillo
Fajardo
Trujillo Alto
San Sebastian
Corcega
Utuado
Carr 10
Puerto Rico
Orocovis
Caguas
Carr 30
Juncos
Carr 53
Grande de Añasco
Mayagüez
Castaner
Hormigueros
Humacao
Cayey
Vieques
Cabo Rojo
San Germán
Yauco
Juana Diaz
Coamo
Carr 52
Ponce
Lago Patillas
Maunabo
Ensenada
Carr 1
Guayama
Santa Isabel
Caribbean Sea
EuroBank Branch
Proposed New Branch Site

Overview of the Puerto Rico Market

- Puerto Rico is a commonwealth of the U.S.
  - U.S. citizenship
  - U.S. regulation (FDIC, Fed, etc.)
- Fiscal autonomy
- Puerto Rico's economy is highly correlated with the mainland U.S. economy
  - Projected economic growth of 2.9% for 2004
- Puerto Rico has a population of 3.9 million inhabitants
- Persistent housing shortage of 100,000 units continues on the island
  - 5% to 8% real estate appreciation per annum
- The biggest drivers of the economy are manufacturing (more than 40% of GNP), government services (more than 20%), and health care services
  - 20% of the world's medical drugs and pharmaceuticals are manufactured in Puerto Rico
  - Tourism contributes less than 10% of GNP but has been growing steadily
- Tax advantages for financial institutions and retail investors
  - International banking entities, holding mostly AAA-rated MBS & Treasury Notes
  - Lower tax rates on locally issued securities
- 11 FDIC insured commercial banks and trust companies operate on the island representing over $80.6 billion in total assets
- Larger non-local banks provide opportunity to take market share

Premier Commercial Banking Business

Lending Focus	• Commercial loans and owner occupied real estate loans • Companies with annual sales between $2 to $40 million • Financing requirements between $1 to $5 million
Loan Type	• Commercial real estate - 75% variable rate loans • C&I - 75% variable rate loans • Construction - 87% variable rate loans
Strategy	• Target small and mid-sized commercial businesses • Build relationships by providing efficient "personalized" attention • Decentralized management approach • Centralized approval process



($'s in millions)
$800
$700
$600
$500
$400
$300
$200
$100
$0
CAGR: 43.66%
$136
$199
$276
$435
$525
$760
1999
2000
2001
2002
2003
Q3 04
Commercial & Construction Loans

Leading Leasing Business

Lease Type	• Open-ended • 99% automobile leases
Lease Terms	• Up to 72 months • No residual value on 72 month leases
Asset Quality	• Annualized % of losses to year end lease balances was 0.59% in 2004
Strategy	• Short to medium term fixed rate product offsets the variable rate of commercial portfolio • If a residual value exists, the lessee is responsible • Lessee is deemed title holder (no third party liability)


($'s in millions)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
CAGR: 100.51%
$17
$81
$141
$260
$321
$463
1999
2000
2001
2002
2003
Q3 04
End of period balance

Mortgage Business Trust & Wealth Management

We provide a full spectrum of products for our customers

Mortgage Type	• $52.9 million portfolio • Fixed-rate loans • Maximum term 30 years • Offer FNMA, VA, FHA, and Freddie Mac mortgage loans • Offer both conforming and non-conforming loans
Target Market	• Provide mortgages for the homes financed by our construction lending department • Our retail customers • Owner, executives and employees of our commercial customers
Strategy	• No wholesale business • Majority of our originations are sold in the secondary market with servicing released

Strategy & Focus	• Established in 2002 • Offer retirement benefits and personnel trust and wealth management services • Fee structure based on AUM • BankTrust acquisition adds approx. 270 million
EuroFinancial	• Joint venture with a third party broker dealer – Financial Networks, Inc. • Established to serve our customers' investment needs

Track Record of Growth

- We believe our strategy has proven successful

	'99 – Sept. '04 CAGR
Net interest income	32.84%
Non-interest income	16.24%
Net income	59.92%
Diluted EPS – before extraordinary item	34.66%
Total assets	47.98%
Total gross loans & leases	52.16%
Total deposits	43.19%
Total equity	47.47%

3Q 2004 Highlights

($ in millions)	9/30/04	9/30/03	*Change*
Total interest income	$28.6	$18.1	*58.01%*
Total non-interest income	2.4	1.8	*33.33%*
Total non-interest expense	9.8	7.1	*38.03%*
Net income	5.4	2.5	*116.00%*
Diluted EPS	$0.28	$0.18	*55.56%*
Total assets	1,969	1,200	*64.08%*
Loans and leases (Net of Unearned)	1,366	867	*57.55%*
Deposits	1,381	975	*41.64%*
Stockholders' equity	152.9	62.7	*143.86%*

Credit Quality



NPLs and NCOs Ratios
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
NPLs / Total Loans
2.50%
2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
0.25%
0.00%
NCOs / Avg. Loans
Banco del Comercio Acquisition (10/26/97)
BankTrust Acquisition (5/3/04)
Banco de Financiero Acquisition (12/15/02)
3.29%
2.44%
2.23%
2.87%
2.98%
3.17%
0.62%
0.18%
0.24%
0.52%
0.48%
0.68%
1999
2000
2001
2002
2003
YTD 3Q 04
NCOs / Avg. Loans
NPLs / Total loans

Strong Earnings Momentum



Diluted Earnings Per Share
$1.00
$0.75
$0.50
$0.25
$0.00
'99 – '04 CAGR: 34.66%
$0.18
$0.40
$0.46
$0.42
$0.69
$0.74
1999
2000
2001
2002**
2003
YTD 3Q 04*

*It does not include $4.4 million extraordinary gain from Bank Trust acquisition
** It does not include $1.1 million extraordinary gain from Banco Financiero acquisition

Net Income


20
15
10
5
0
2.5
2.325
4.476
5.4
6.3
12.2
*16.6
3Q-2003
1Q-2004
2Q-2004
3Q - 2004
9 Months-2003
9 Months-2004
9 Months-2004

*Includes $4.4 million extraordinary gain from BT acquisition

In Millions

Total Interest Income - Nine Months Ended September 30, 2004



80
70
60
50
40
30
20
10
0
18.1
19.006
25.42
28.6
52.8
73
3Q-2003
1Q-2004
2Q-2004
3Q- 2004
9 Months -2003
9 Months - 2004

In Millions

A Proven Track Record

Performance Ratios	3Q 04	YTD 3Q 04	2003	2002	2001
Return on average common stockholder's equity	19.12%	19.25%	16.50%	13.56%	14.34%
Return on average assets*	1.10	0.96	0.87	0.77	1.10
Net interest margin	3.84	3.72	3.75	4.29	4.97
Efficiency ratio	48.05	51.29	57.86	62.85	59.70
Capital Ratios		**YTD 3Q 04**	**2003**	**2002**	**2001**
Leverage ratio		9.87%	6.76%	7.93%	8.27%
Tier 1 risk-based capital		12.73	8.30	8.63	9.57
Total risk-based capital		13.98	11.60	12.79	15.26
Tangible common equity to tangible assets		7.23	4.93	5.54	7.87

*Before extraordinary gain

A Proven Track Record

Asset Quality Ratios	3Q 04	2003	2002	2001
Nonperforming assets to total assets	2.54%	2.51%	2.87%	2.18%
Nonperforming loans to total loans and leases	3.17	2.98	2.87	2.23
Allowance for loan and lease losses to nonperforming loans	46.60	35.07	31.35	44.18
Allowance for loan and lease losses to total loans	1.48	1.04	0.90	0.98
Net charge-off to average loans	0.32	0.48	0.52	0.24

ROAA*



1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.65%
1.04%
1.10%
0.77%
0.87%
0.96%
1999
2000
2001
2002
2003
YTD 3Q 04

*Before extraordinary gain

ROAE*



25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
7.48%
15.39%
14.34%
11.45%
16.50%
19.25%
1999
2000
2001
2002
2003
YTD
3Q 04

*Before extraordinary gain

Efficiency Ratio



70.00%
60.00%
50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
65.43%
59.86%
59.70%
62.85%
57.86%
51.29%
1999
2000
2001
2002
2003
YTD 3Q 04

Total Assets


($ in millions)
2,500
2,000
1,500
1,000
500
0
CAGR: 47.98%
306
452
608
1,035
1,321
1,928
1,969
1999
2000
2001
2002
2003
Q2 04
Q3 04

Total Gross Loans and Leases



($ in millions)
CAGR: 52.16%
1600
1400
1200
1000
800
600
400
200
0
186
312
459
768
899
1,341
1,366
1999
2000
2001
2002
2003
Q2 04
Q3 04

Total Interest Expense



35
30
25
20
15
10
5
0
8
8.347
9.898
11.1
23.9
29.3
3Q-2003
1Q-2004
2Q-2004
3Q-2004
9Months-2003
9Months-2004

In Millions

Net Interest Margin & Spread – ON A FULLY TAXABLE EQUIVALENT BASIS


5.00%
4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
4.29%
3.73%
3.75%
3.41%
3.81%
3.48%
3.79%
3.54%
3.84%
3.55%
3.80%
3.47%
3.63%
3.37%
3.72%
3.44%
2002
2003
3Q2003
2Q-2004
3Q2004
9 Months 2003
6 Months 2004
9 Months 2004
Net Interest Margin
Spread

Provision for Loan Losses



7
6
5
4
3
2
1
0
1.5
1.9
5.1
5.9
3Q 2003
3Q 2004
9 Months 2003
9 Months 2004

In Millions

Non-interest income



3Q 2003
1.8
3Q 2004
2.4
0
0.5
1
1.5
2
2.5
3
In Millions

Increase in other non-interest income



68%
66%
64%
62%
60%
58%
56%
54%
52%
50%
65.40%
55.40%
3Q 2004
9 Months 2004

Non Interest Expense



30
25
20
15
10
5
0
7.1
7.364
8.876
9.8
20.8
26
3Q 2003
1Q 2004
2Q 2004
3Q 2004
9 Months 2003
9 Months 2004

In Millions

Non- Interest Expense



35
30
25
20
15
10
5
0
10.06
14.05
17.61
21.93
28.88
26.00
1999
2000
2001
2002
2003
YTD 3Q 04

($ In millions)

Total Deposits


($ in millions)
1600
1400
1200
1000
800
600
400
200
0
CAGR: 43.19%
251
350
486
843
985
1,381
1999
2000
2001
2002
2003
Q3 04

May 3, 2004 - Acquisition


484.3
336.3
522
5/3/2004
0
100
200
300
400
500
600
Deposits and and Borrowings Assumed
Net Loans Acquired
Total Assets Acquired

In Millions

Total Capital



As of 9/30/03
62.7
As of 9/30/04
152.9
0
20
40
60
80
100
120
140
160
180
In Millions